Exhibit 99.1

NASDAQ: MGRM Revolutionizing Orthopedic Surgery & Implants 1

Forward-Looking Statements Legal Disclaimer This presentation by Monogram Orthopaedics, Inc. (“Monogram”) may include ''forward-looking statements.'' To the extent that the information presented in this presentation discusses financial projections, information, or expectations about Monogram’s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,’’ “forecasts,'' ''expects,'' ''plans,'' 'goal", "target" and ''proposes.’’ Although Monogram believes that the expectations reflected in this presentation are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. 2

Our Vision: One robot, to perform safe and fast orthopedic surgeries. Coupled with best-fit implants, to drive better patient outcomes. 3

$37.99B1 $18.08B2 2030 By 2027, 50% of knee replacements may be robotic3 The global spinal implants and surgery devices market size is expected to grow by a CAGR of over 12% between 2022-20324 Joint reconstruction & spine surgery are large & growing markets $22.28B1 2022 2030 4 $11.42B2 2021 Global orthopedic joint replacement market size Global spinal implants and surgery devices market size

88% of surgeries are manual5 Most implants are one-size-fits-none Robots in the market are expensive & becoming outdated In-market solutions not automated or slow, limiting adoption But current orthopedic surgery is inefficient and untailored 5

We’re revolutionizing orthopedic joint replacement 6

1 life changing solution What makes us different? 7 750+ Precision parts 23 Patent Applications 1,500,000+ Lines of code

No External Fixation Fast Registration Fast Cutting Advanced Imaging Platform Capability AR Integration Differentiating factors *In development pipeline Our technology: 8 More advanced than the largest incumbent and the only other autonomous player Most advanced robotics (1.5M+ lines of proprietary code) Active Sagittal Cutting Non-invasive tracking* Fortressed IP AR Integrations Personalized implants*

Game-changing innovation in robotic orthopedics

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Monogram Orthopedics		Future
Efficient autonomous robotics	→	**Proprietary markerless tracking system**
The only active 7-joint robot with sagittal cutting *(patented)*	→	**Proprietary markerless tracking system**
State-of-the-art Press Fit implants	→	**Patient-optimized** implants
Pre-Clinical Trial Cadaver Lab Results: 40 minutes	→	**Goal:** 20 minutes

Other Current Robotics

~81
minutes
to perform surgery[6]

**1 month Robotic Arm Assisted Total Knee Arthroplasty mean surgical time currently 81 min*

9

Current registration process is primary obstacle to robotics adoption

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Fixed Marker System	Our Proprietary Markerless System
Steep learning curve	Lowers learning curve
Time-consuming*	Eliminates
Inherent pin-site fracture/infection risk	Eliminates
High cost of ownership	Greatly-reduced cost of ownership
Per-procedure component cost $175	Eliminates per-procedure cost
Inventory burden	Eliminates 36 components and $10,000/Robot
Sterile reprocessing burden	Minimized with reduced components
Overall surgery time: ~81 minutes	**Target surgery time: 20 minutes**

**Knee Surgery, Sports Trauma Arthroscopy (2019) 27:1132-1141*

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Game-Changing Innovation: Markerless Tracking

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Proprietary tracking system would eliminate a **major pain point in robotic surgery**

Development Goal:
Significantly reduced surgical time

Minimized learning curve

Eliminates infection & fracture risk from array pins[7]

Minimized occlusion

Goal: disrupting ortho with the **20 minute knee***

Patent applications filed

Markerless Tracking

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Sources: AlliedMarketResearch $1.9B8 2022 Cementless knee transplant market size vs. 12 Advanced robotics enables press-fit knees $3B 2032 Cementless knee transplant market size Cement fixates the implants in the bone, longer surgical times9 Bone ingrowth into the implants, faster surgical times

Multi-generational product strategy 13 Next-generation Knee & Hip Implants • State-of-the-art FDA-cleared press fit total knee implant with a clinical track record for robot launch • Licensed Total Hip and partial knee Now: Next: • 3D-printed implants • Customization solves the inventory problem • Multiple patents protecting our implant creation • Designed to be press-fit, bone sparing, highly stable, easier to revise, and more anatomic loading for younger or active patients Outcome from testing with UCLA and UNMC labs… outperformed market leading knee and hip designs in simulated testing

Studies conducted with Differentiated and heavily fortressed IP 23 Patents filed 5 Patents in immediate pipeline 7 Patents expected in the next 24-36 months Now: Proprietary robotic system First-of-its-kind software (1.5M+ lines of proprietary code) Augmented Reality system Unique system morphology Autonomous sagittal cutting Markerless tracking system Next: Patient-optimized implants Specifics of autonomous robotics in other clinical applications Future: 14 Improved predictive modeling Improved autonomous functionality Additional novel tracking methods Press Fit implants Improved methods to laxity assessment Automated planning & custom instrumentation

Expand international relationships Road to a 20-minute surgery 1H 2024 2H 2024 2025 and beyond Anticipated FDA approval of clinical trial plan Submit 510(K) application Expect to finalize FDA clinical trials Launch in US market 15 Launch commercially Outside US (see next page) First live-patient surgery (OUS)

*Trials expected to lead to de-risking filing with US FDA Massive opportunity outside US Counterparty : Major international medical company History of placing major purchase orders with similarly-profiled companies Active orthopedic robotics system distributor Pilot program launching Q4 2023 Live surgery trials starting 1H 2024 16

Led by experts in running and scaling major tech and medical companies 17 Doug Unis, MD Founder & CMO Ben Sexson, CFA Co-founder & CEO Kamran Shamaei, Ph.D. CTO Noel Knape, CPA CFO Muhammad Afnan Director of Software Kevin Posey Director of QA/RA

Easy to adopt technology with built-in annual revenue

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Capital Equipment
(the razor)

- Surgical robot cart and tracking cart
- Cutting system
- Surgical instrumentation

Target ASP:
$500,000
(goal to provide financing options)

Consumables
(the razorblades)

- Implants – primary TKA includes femur, tibia and insert
- Cutting tools (blades) & Navigation consumables

Target ASP:
$5,000

Recurring Licensing Annuity

- Price target 10% of capital equipment revenue annually
- Additional extended warranty

Target ASP:
$50,000

5-Year Margin Targets

	Robot Systems	Consumables	License
Billing Cycle	Once-off	Per Procedure	ARR
Gross Margin	~55%	~65%	~70%

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Cash on Hand $15 494 845 Debt — Common Shares 29 302 640 Current Valuation $78 238 049 Warrant 547 944 Conversion Price $1.83 Expiration: Feb 2024 Summary Balance Sheet 19

Large Target Market » Focused on High Growth Target Segment » Multiple Revenue Drivers We’re on our way to lead the market 20 Revolutionary Product Solution Architecture » Autonomous Surgical Robotics » Patient-optimized Orthopedic Implants Durable Competitive Advantages » Proprietary Technology » Strong IP backed by 20+ Patent Filings » First-mover Advantage Strong Management/Advisory Team » Deep Medical/Technology/Capital Markets Experience

monogramorthopedics.com NASDAQ: MGRM MZ North America Direct: 737-289-0835 Michael Kim MGRM@mzgroup.us

Appendix 22

References 23 1. Orthopedic joint replacement market size, share, growth, 2030. Orthopedic Joint Replacement Market Size, Share, Growth, 2030. (n.d.). https://www.fortunebusinessinsights.com/industry-reports/orthopedic-joint-replacement-market-100314 2. Base Year: 2021 |. (n.d.). Spinal implants and surgery devices market size: Growth 2030. STRATEGIC MARKET RESEARCH. https://www.strategicmarketresearch.com/market-report/spinal-implants-and-surgery-devices-market 3. Medtech 360 Orthopedic Surgical Robotic Devices | Market Analysis | Global | 2019 4. Spine surgery robots market (by application: Spinal Fusion, minimally invasive procedures, scoliosis, osteoporotic compression fractures, others; by method: Minimally Invasive Surgery, open surgery; by end user: Hospitals, Ambulatory Surgical Centers) - global industry analysis, size, share, growth, trends, regional outlook, and forecast 2023-2032. Precedence Research. (n.d.). https://www.precedenceresearch.com/spine-surgery-robots-market 5. ONN, 2021 Hip and Knee Implant Review (Volume 33, Number 3, August 2022) 6. Marchand, Kevin & Ehiorobo, Joseph & Mathew, Kevin & Marchand, Robert & Mont, Michael. (2020). Learning Curve of Robotic-Assisted Total Knee Arthroplasty for a High-Volume Surgeon. The Journal of Knee Surgery. 35. 10.1055/s-0040-1715126. 7. Nogalo, C., Meena, A., Abermann, E., & Fink, C. (2022). Complications and downsides of the robotic total knee Arthroplasty: A systematic review. Knee Surgery, Sports Traumatology, Arthroscopy, 31(3), 736–750. https://doi.org/10.1007/s00167-022-07031-1 8. https://www.alliedmarketresearch.com/cementless-total-knee-arthroplasty-market-A131520 9. https://news.hss.edu/study-finds-cementless-knee-replacement-outcomes-comparable-to-standard-knee-implant-less-time-needed-in-or/

Advised by our end-users

monogram



Edward Adler, MD
NYC

- Board Certified Orthopedic Surgeon
- University Hospital in Newark Residency
- The Hospital for Joint Diseases Fellowship
- Heavy Mako user, former Stryker consultant
- Icahn School of Medicine at Mount Sinai



Bobby Jamieson, MD
California

- Board Certified Orthopedic Surgeon
- Kansas City University Medical School
- Michigan State University Residency
- Depuy Synthes
- Orthopedic Specialty Center



Doug Unis, MD
NYC

- Board Certified Orthopedic Surgeon
- Northwestern University Residency
- Rush University Fellowship
- Chief of Quality Improvement Mount Sinai West
- 19+ years of clinical practice



Roshan Shah, MD
NYC

- Board Certified Orthopedic Surgeon
- Yale University School of Medicine
- University of Pennsylvania Residency
- Rush University Fellowship
- Zimmer Biomet
- Columbia Orthopedics



Gregory Catlett, MD
Austin

- The University of Texas at Houston Medical School
- The University of Texas at Houston residency
- Duke University fellowship
- Zimmer, OrthoAlign
- Orthopaedic Specialists of Austin



Darwin Chen, MD
NYC

- MBA Stern School of Business
- Columbia University College of Physicians and Surgeons Medical School
- The Mount Sinai Hospital residency
- Former consultant with Smith & Nephew, Sryker & Depuy Synthes
- Icahn School of Medicine at Mount Sinai



Adam Cohen, MD
NYC

- Board Certified Orthopedic Surgeon
- University Hospital in Newark Residency
- The Hospital for Joint Diseases Fellowship
- Heavy Mako user, former Stryker consultant
- Icahn School of Medicine at Mount Sinai



Matthew Heinrich, MD
Austin

- Board Certified Orthopedic Surgeon
- Texas Tech School of Medicine
- Baylor College of Medicine Residency
- OrthoAlign
- Orthopaedic Specialists of Austin

Scientific Advisory Board



Hani Haider, PhD
UNMC Biomechanics Lab

- Professor Orthopaedic Surgery Research UNMC
- Director Biomedical Engineering Research and Advanced Surgical Technologies
- President of ISTA



Sophia Sangiorgio, PhD
UCLA Biomechanics Lab

- Adjunct Professor UCLA
- Director Biomechanics Laboratory
- PhD in Biomedical Engineering, UCLA

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25 We lead to better hospital unit economics Standardized revenue per surgery: $4K Average time per knee operation: 20 Minutes (Goal) Other robot surgery companies 80+ Minutes

The current one size fits none paradigm makes no sense with robotics, preoperative planning and 3D printing. Monogram’s proprietary patient optimized 3D printed implants are designed with robotic bone preparation in mind. High inventory burden is wasteful; two leading companies average 456 average days sales in inventory 26 Monogram's Solution: 3-D Printed Custom Implants